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                                  EXHIBIT 10.35

                                    EXHIBIT D

                               VERSANT CORPORATION
                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (this "Agreement") is made as of this 28th day of December, 1998, by and between Versant Corporation, a California corporation (the "Company") and the entities listed on Exhibit 1 attached hereto (each, a "Purchaser"), the purchasers of the Company's Common Stock and Warrants pursuant to that certain Common Stock and Warrant Purchase Agreement dated of even date herewith (the "Purchase Agreement").

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               1.2 "Common Stock" shall mean the shares of the Company's Common Stock, no par value.

               1.3 "Form S-3" shall mean Form S-3 promulgated by the Commission or any substantially similar form then in effect.

               1.4 "Holder" shall mean any holder of record of Registrable Securities or any transferee or assignee of record of such Registrable Securities.

               1.5 "Purchasers" shall mean collectively, the Purchasers, their assignees and transferees, and individually, a Purchaser and any transferee or assignee of such Purchaser.

               1.6 The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement ("Registration Statement") in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

               1.7 "Registrable Securities" shall mean the Common Stock issued pursuant to the Purchase Agreement and issuable upon exercise of the Warrant (as defined in the Purchase Agreement), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights hereunder are not assigned in accordance with this Agreement, or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.


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               1.8 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such Registration.

               1.9 "Registration Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) December 28, 2002, (ii) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the registration statement covering such securities or transferred in compliance with Rule 144, and (iii) the date as of which the Company shall have notified the Holder, in writing, that it has determined that such Registrable Securities may be sold pursuant to paragraph
(k) of Rule 144 (or any successor provision). The termination date specified in
(i) above shall be extended for a period equal to the number of days, occurring after the effective date and prior to the termination date of the Registration Statement described in Section 2.1 below, during which a Holder's ability to resell its Registrable Securities under the Registration Statement is suspended pursuant to Section 2.4.3 hereof or otherwise.

               1.10 "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

               1.11 "Securities Act" shall mean the Securities Act of 1933, as amended.

               1.12 "Shares" shall mean Common Stock.

               1.13 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, together with the fees of any counsel to the selling shareholders.

        2. S-3 Registration.

               2.1 Registration. The Company covenants and agrees with the Purchaser that the Company will prepare and file with the Commission a Registration Statement on Form S-3 or other applicable form covering the Registrable Securities by April 7, 1999, and use its best efforts to have the Registration Statement declared effective as soon as possible thereafter. Such Registration Statement also may include other shares of the Company's Common Stock, in the Company's discretion.

               2.2 Blue Sky. The Company will use its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.



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               2.3 Expenses of Registration. All Registration Expenses incurred in connection with the Registration pursuant to Section 2 shall be borne by the Company. All Selling Expenses shall be borne by the persons who sell the Shares generating said Selling Expenses.

               2.4    S-3 Registration Procedures.

                      2.4.1 Advice By Company. The Company will keep each Holder advised as to the initiation and completion of the Registration. At its expense the Company will (a) use its best efforts to keep any Registration pursuant to
Section 2 effective until the Registration Termination Date and (b) furnish promptly to each Holder such number of copies of prospectuses (including preliminary prospectuses), and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as any such Holder from time to time may reasonably request.

                      2.4.2 Amendments. The Company will prepare and file with the Commission such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement filed pursuant to
Section 2 as the Company determines may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holders and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                      2.4.3 Blackout Period. Notwithstanding any other provision hereof, the Company may delay the Holders' ability to resell Registrable Securities pursuant to the Registration Statement if the Company delivers a certificate in writing to the Holders to the effect that a delay in such sale is necessary because, in the good faith and reasonable judgment of the Company's Board of Directors, a sale pursuant to the Registration Statement would require the public disclosure of information that could have a significant adverse effect on the Company, or could constitute a violation of the federal securities laws. In such an event, the Company shall notify the Holders promptly after it is determined that such circumstances no longer exist. The Company shall not be entitled to delay the Holders' ability to resell Registrable Securities more than 45 days in any calendar year.

        3.     Piggyback Registrations.

               3.1 Registration. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2 of this Agreement or to any employee benefit plan or a corporate reorganization pursuant to Rule 145 promulgated under the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by



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such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include any or all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               3.2 Underwriting. If a registration statement under which the Company gives notice under this Section 3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude Registrable Securities as it sees fit. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

               3.3 Expenses of Registration. All Registration Expenses incurred in connection with the Registration pursuant to Section 3 shall be borne by the Company. All Selling Expenses shall be borne by the persons who sell the Shares generating said Selling Expenses.

               3.4    Registration Procedures.

                      3.4.1 Advice By Company. The Company will keep each Holder advised as to the initiation and completion of the Registration. At its expense the Company will furnish promptly to each Holder such number of copies of prospectuses (including preliminary prospectuses), and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as any such Holder from time to time may reasonably request.



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                      3.4.2 Amendments. The Company will prepare and file with
the Commission such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement filed pursuant to
Section 3 as the Company determines may be necessary or appropriate, and use its appropriate efforts to have such post-effective amendments declared effective; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holders and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                      3.4.3 Blue Sky. The Company will use its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by the Holders for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        4. Information Furnished by Holder. It shall be a condition precedent to the Company's obligations under this Agreement as to any Holder that (i) such Holder furnish to the Company in writing such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request; and (ii) such Holder is not a securities market professional, i.e., a market maker, specialist, ordinary broker dealer, member of the National Association of Securities Dealers, Inc. or a registered representative thereof, or an affiliate of any of the foregoing.

        5.     Indemnification.

               5.1 Company's Indemnification of Holders. The Company will indemnify each Holder, each of its officers, directors and constituent partners, and each person controlling such Holder, with respect to which Registration of Registrable Securities has been effected pursuant to this Agreement, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, and each other indemnitee named above, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 5.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action



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if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or a prospectus is filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to such person and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               5.2 Holder's Indemnification of Company. Each Holder will indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Shares covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of its officers, directors, and constituent partners and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with the Registration of Securities pursuant to such Registration Statement; and will reimburse the Company, such other Holders, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of Shares of the Company; provided, however, that each Holder's liability under this Section 5.2 shall not exceed such Holder's proceeds from the offering of Shares made in connection with such Registration.

        5.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such action, and shall be entitled to select counsel for the defense of such action with the approval of any parties entitled



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to indemnification, which approval shall not be unreasonably withheld.
Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, whether under this agreement or otherwise).

               5.4 Contribution. If the indemnification provided for in this
Section 5 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with the investigating or defending any action, suit, proceeding or claim. Notwithstanding anything to the contrary contained in this Section 5.4, the aggregate of the amount paid pursuant to this
Section 5.4 and pursuant to Section 5.2 by a party that is a Holder shall not exceed such Holder's proceeds from the offering of Shares made in connection with the Registration that gives rise to Holder's liability.

        6. Covenants of the Company. The Company agrees to:

               6.1 Notice of Defect. Notify the Holders at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The



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Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

               6.2 Notice of Stop Order. Notify the Holders of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

               6.3 Inspection. Make available for inspection by the Holders, and the counsel, accountants or other agents retained by the Holders, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders in connection with the Registration, subject to appropriate confidentiality obligations.

               6.4 Listing. If the Common Stock is then listed on a national securities exchange or national market system, use its best efforts to cause the Registrable Securities to be listed on such exchange or market system.

               6.5. Assistance. Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

               6.6 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to:

                      6.6.1 for at least four years from the date hereof, make and keep public information available, as those terms are understood and defined in Rule 144;

                      6.6.2 for at least four years from the date hereof, file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934 (the "1934 Act"); and

                      6.6.3 furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (a) a written statement by the Company whether it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested in availing the Holders of any rule or regulation of the Commission which permits the selling of any such securities without registration.



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        7.     Miscellaneous.

               7.1 Notice. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by nationally recognized express courier, addressed (i) if to the Company, at Versant Corporation, 6539 Dumbarton Circle, Fremont, California 94555; Attention: Chief Executive Officer and (ii) if to a Purchaser, at the address set forth on Exhibit 1, or at such other address as each such party furnishes by notice given in accordance with this Section 7.1.

               7.2 Amendment and Waiver. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders representing at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 7.2 will be binding upon each Holder of Registrable Securities then outstanding, each future Holder of such securities and the Company.

               7.3 Governing Law; Severability. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               7.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.



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        IN WITNESS WHEREOF, the Company and the Purchasers have executed this
Agreement as of the date first written above.


VERSANT CORPORATION                          SPECIAL SITUATIONS FUND III LP


By:_______________________________           By::_______________________________

Name:_____________________________           Name::_____________________________

Title:____________________________           Title::____________________________


SPECIAL SITUATIONS CAYMAN LP                 SPECIAL SITUATIONS TECHNOLOGY
                                             FUND LP


By:_______________________________           By::_______________________________

Name:_____________________________           Name::_____________________________

Title:____________________________           Title::____________________________



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


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                                    EXHIBIT 1



Special Situations Fund III LP
153 East 53rd Street
51st Floor
New York, NY  10022

Special Situations Cayman LP
153 East 53rd Street
51st Floor
New York, NY  10022

Special Situations Technology Fund LP
153 East 53rd Street
51st Floor
New York, NY  10022